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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 29, 2001

                        SECURITY FINANCIAL BANCORP, INC.
                        --------------------------------
             (Exact name of Registrant as specified in its Charter)

     Delaware                       0-27951                 35-2085053
-------------------                 -------                 ----------
(State or other             (Commission File Number)        (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)



9321 Wicker Avenue, St. John, Indiana                       46373
-------------------------------------                       -----
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:  (219) 365-4344
                                                     --------------




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ITEM 5.  OTHER EVENTS.
         -------------

      On August 29, 2001, the Company filed a Current Report on Form 8-K attaching as an exhibit a press release regarding a complaint filed by PL Capital LLC and certain persons affiliated with it (including two of the Company's present directors) filed in the Court of Chancery of the State of Delaware against the Company and its remaining directors styled PL Capital LLC
                                                                --------------
et al. v. Bonaventura, et al., Civil Action No. 19068. The press release was
-----------------------------
issued by the Company on August 29, 2001; however, the Current Report on Form 8-K and the press release attached as an exhibit to the Form 8-K inadvertently stated that the date of the press release was August 27, 2001 and that it was issued on that date.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SECURITY FINANCIAL BANCORP, INC.




Date: September 7, 2001            By:  /s/ John P. Hyland
                                        ----------------------------------------
                                        John P. Hyland
                                        President and Chief Executive Officer